Principal Components of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Accrued expenses	$ 716	$ 1,123
Product warranty provision	8	14
Allowance for doubtful accounts	275	61
Inventory provision	1,973	715
Depreciation and amortization	2,978	2,908
Net operating loss carry forwards	4,370	5,164
Less: Valuation allowance	(10,320)	(9,985)
Net deferred tax assets	$ 0	$ 0